Fees Summary	Oct. 24, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 966,879,718.84
Previously Paid Amount	177,308.32
Total Fee Amount	148,029.29
Net Fee	$ 148,029.29